DEF 14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the [_]

Registrant

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[_]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon Municipal Income, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)       Proposed maximum aggregate value of transaction:

(5)       Total Fee Paid:

[_] Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

BNY MELLON MUNICIPAL INCOME, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of BNY Mellon Municipal Income, Inc.:

The Annual Meeting of Stockholders (the "Meeting") of BNY Mellon Municipal Income, Inc. (the "Fund") will be held in a virtual meeting format only on Thursday, June 16, 2022 at 10:30 a.m., Eastern time, for the following purposes:

1. To elect three Class II Directors to serve for three-year terms and until their respective successors are duly elected and qualified.

2. To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of our stockholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person.

Stockholders of record at the close of business on April 13, 2022 will be entitled to receive notice of and to vote at the Meeting. To participate in the Meeting, you must go to the Meeting website at www.meetnow.global/MPRYJX4, and enter the control number found on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on Friday, June 10, 2022. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. For requests received after 5:00 p.m., Eastern Time, on Friday, June 10, 2022, Computershare will attempt to register you, but may be unable to do so prior to the Meeting.

Questions from stockholders to be considered at the Meeting must be submitted to BNY Mellon Investment Management at 1-800-334-6899 or instsales@bnymellon.com no later than 5:00 p.m., Eastern Time, on Friday, June 10, 2022. Only questions that are pertinent, as determined by the chairperson of the Meeting, will be answered during the Meeting, subject to time constraints.

Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

     By Order of the Board

James Bitetto
Secretary

New York, New York
May 2, 2022

WE NEED YOUR PROXY VOTE
A STOCKHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON MUNICIPAL INCOME, INC.

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 16, 2022

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon Municipal Income, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held in a virtual meeting format only on Thursday, June 16, 2022 at 10:30 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 13, 2022 are entitled to be present and to vote at the Meeting. Stockholders will not be able to attend the Meeting in person.

Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet (including during the Meeting). To be effective, such revocation must be received before your prior proxy is exercised at the Meeting.

A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the Meeting, may adjourn the Meeting. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares (the holders of one-third of the outstanding shares of the class) must be present in person or by proxy at the Meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A and Series B.

As of April 13, 2022, the Fund had outstanding the following number of shares:

Common Stock Outstanding	APS Outstanding
20,757,267	1,209

It is estimated that proxy materials will be mailed to stockholders of record on or about May 2, 2022. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286.

Copies of the Fund's most recent Annual Report to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-334-6899.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, June 16, 2022: This proxy statement and a copy of the Fund's most recent Annual Report to Stockholders are available at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of three Class II Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are Messrs. J. Charles Cardona and Nathan Leventhal and Ms. Robin A. Melvin.

Each Nominee currently serves as a Director of the Fund and is a board member of certain other funds in the BNY Mellon Family of Funds. Each Nominee has previously been elected by the Fund's stockholders. Each Nominee was nominated by the Fund's nominating committee, has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected.

Biographical information about each Nominee is set forth below. Biographical information about the Fund's Directors who are not standing for election at the Meeting but who will continue to be Directors of the Fund after the Meeting (each, a "Continuing Director"), information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A to this proxy statement. None of the Nominees or Continuing Directors are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors").

Under the 1940 Act and the terms of the Fund's charter, holders of APS voting as a single class are entitled, to the exclusion of holders of Common Stock, to elect two Directors. Holders of Common Stock and APS will vote together as a single class with respect to the election of Ms. Melvin and Mr. Cardona; and APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Mr. Leventhal, one of the Fund's two APS designees.

The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

Board's Oversight Role in Management. The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily BNY Mellon Investment Adviser, Inc., the Fund's investment adviser ("Investment Adviser"), Insight North America LLC, the Fund's sub-adviser and an affiliate of the Investment Adviser (the "Sub-adviser"), and their affiliates have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Sub-adviser and their affiliates, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of all Independent Directors) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser, the Sub-adviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund and the Board's independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser, the Sub-adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund's Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of the Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, all of the Fund's Directors, including the Chairman of the Board, are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser, the Sub-adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser, the Sub-adviser and their affiliates; and (iii) the Board's oversight role in management of the Fund.

Information About Each Nominee's and Continuing Director's Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Directors of the Fund, information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A.

Nominees for Class II Directors with Terms Expiring in 2025

Name (Age) of Nominee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
J. CHARLES CARDONA (66) Class II Director (2014)

President and Director of the Investment Adviser (2008 – 2016)

Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Investment Adviser (2009 – 2016)

Chairman of BNY Mellon Securities Corporation (2013 – 2016)

BNY Mellon ETF Trust, Chairman and Trustee (2020 – Present) BNY Mellon Liquidity Funds, Director (2004 – Present) and Chairman (2019 – 2021)
NATHAN LEVENTHAL (79) APS Designee Class II Director (2013)	Lincoln Center for the Performing Arts, President Emeritus (2001 – Present) Palm Beach Opera, President (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)

ROBIN A. MELVIN (58) Class II Director (2014)

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – Present)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois Co-Chair (2014 – 2020); Board Member (2013 – 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – Present)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

Each Nominee, except Mr. Cardona, has been a BNY Mellon Family of Funds board member for over 20 years. Mr. Cardona was an employee of The Dreyfus Corporation, the predecessor of the Investment Adviser, for over 30 years prior to his retirement in 2016. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth in Exhibit A). The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Director Nominees

J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020. Mr. Cardona was the President and a Director of The Dreyfus Corporation, the predecessor of the Investment Adviser, and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Investment Adviser, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of BNY Mellon Securities Corporation (BNYMSC), and he previously served as an Executive Vice President, from 1997 to 2013. He also served as President of the Institutional Services Division of BNYMSC. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Retail Division of BNYMSC, which he joined in 1981.

Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.

Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. She serves as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut (2019 to present) and a Board member of JDRF, a non-profit juvenile diabetes research foundation (June 2021 to present), and a Trustee of HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company (August 2021 to present).

Fund Board Committees. The Fund has standing Audit, Nominating, Compensation and Litigation Committees, each comprised of its Independent Directors, except that Mr. DiMartino does not serve on the Compensation Committee.

The function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm. A copy of the Fund's Audit Committee Charter, which describes the Audit Committee's purposes, duties and responsibilities, is available at www.im.bnymellon.com in the "BNY Mellon Audit Committee Charter" section under "Investments – Closed End Funds".

The Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character, integrity, and business and professional experience. The Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

The function of the Compensation Committee is to establish the appropriate compensation for serving on the Board.

The Litigation Committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

The Fund also has a standing Pricing Committee comprised of any one Independent Director. The function of the Pricing Committee is to assist in valuing the Fund's investments.

Compensation. Each Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Nominee by the Fund for the fiscal year ended September 30, 2021, and the aggregate amount of compensation paid to each Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which the Nominee was a board member during 2021, was as follows*:

Name of Nominee	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Nominee (**)
J. Charles Cardona	$8,321	$333,625 (43)
Nathan Leventhal	$8,321	$397,500 (44)
Robin A. Melvin	$8,340	$764,967 (87)

_______________

* Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominees served as board members in 2021.

For the Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2021 are set forth in Exhibit A. Certain other information concerning the Fund's Directors and officers also is set forth in Exhibit A.

Required Vote

Provided a quorum is present, the election of each Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Directors. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors. At a meeting held on August 3, 2021, the Fund's Audit Committee approved and the Fund's Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the Fund's fiscal year ending September 30, 2022. EY, a major international accounting firm, has acted as independent auditors of the Fund since the Fund's organization. The Audit Committee's report relating to the Fund's financial statements for the fiscal year ended September 30, 2021 is attached as Exhibit C to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by EY in the Fund's last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval of the Audit Committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre-approved, as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$36,686/$36,686	$0/$0
Audit-Related Fees[2]	$30,605/$33,558	$0/$0
Tax Fees[3]	$2,610/$3,342	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$726,833/$2,846,056

_______________

1. Fiscal years ended September 30, 2020/September 30, 2021

2. Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iv) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund's articles supplementary creating the series of APS.

3. Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

4. Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.

A representative of EY will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's investment adviser.

Insight North America LLC, an affiliate of the Investment Adviser, located at 200 Park Avenue, 7th Floor, New York, New York 10166, serves as the Fund's sub-adviser.

The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

• By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

• By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

• By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

• At the Meeting. Any stockholder who attends the Meeting virtually may provide voting instructions by Internet (see above) during the Meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" a proposal.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote.

The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Any proposals of stockholders that are intended to be presented at the Fund's 2023 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Fund at the Fund's principal executive offices no later than January 2, 2023, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2023 Annual Meeting of Stockholders (but not included in the Fund's proxy statement), a stockholder's notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices no later than 5:00 p.m., Eastern time on March 17, 2023.

Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 2, 2022

EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

Information About the Continuing Directors' Experience, Qualifications, Attributes or Skills. The Continuing Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.

Continuing Class I Directors with Terms Expiring in 2024

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
FRANCINE J. BOVICH (70) Class I Director (2015)	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
ROSLYN M. WATSON (72) Class I Director (2014)	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	American Express Bank, FSB, Director (1993 – 2018)

Continuing Class III Directors with Terms Expiring in 2023

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
JOSEPH S. DIMARTINO (78) Chairman of the Board Class III Director (1995)	Director or Trustee of the funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
ANDREW J. DONOHUE (71) Class III Director (2019)	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 – 2019) Chief of Staff to the Chair of the SEC (2015 –2017)	OppenheimerFunds (58 funds), Director (2017 – 2019)

Continuing Class III Directors with Terms Expiring in 2023

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ISABEL DUNST (75) Class III Director (2014)

Hogan Lovells LLP, a law firm, Retired (2019 – Present); Senior Counsel (2018 – 2019); Of Counsel (2015 – 2018); Partner (1990 – 2014)

Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015 – Present)

Bend the ARC, a civil rights organization, Board Member (2016 – Present)

N/A
BENAREE PRATT WILEY (75) APS Designee Class III Director (2009)	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross – Blue Shield of Massachusetts, Director (2004 – 2020)

Each Continuing Director, except Ms. Bovich and Mr. Donohue, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business, and Mr. Donohue has been in the investment funds industry, for over 40 years. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Continuing Directors

Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc.  She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 to September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment

Company General Counsel of Goldman Sachs, from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

Isabel P. Dunst – Ms. Dunst practiced law for over 40 years. Half of her career was spent at the U.S. Department of Health and Human Services, where she had major legal and management responsibilities for the operation of the General Counsel's Office of the Agency, including serving as its Deputy General Counsel, the senior career legal position. Ms. Dunst most recently was Senior Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990. Ms. Dunst was a partner of the firm for approximately 25 years. Ms. Dunst currently serves on the Board of Trustees of the Union for Reform Judaism and on the Board of Governors of Hebrew Union College – Jewish Institute of Religion.

Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley served on the board of Blue Cross Blue Shield of Massachusetts from 2004 until 2020, and currently serves on the board of CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding

Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

Advisory Board Members

Tamara Belinfanti – Ms. Belinfanti currently serves as the Lester Martin Professor of Law at New York Law School, where her scholarship focuses on corporate governance system design and the relationship between corporations and communities. In 2013, Ms. Belinfanti was named an Aspen Ideas Scholar for her work on the roles and rights of corporations in the broader societal sphere. She has written on corporate governance in the context of the proxy advisory industry, corporate purpose, executive compensation, and most recently shareholder rights and stewardship. In 2019, she co-authored the book Citizen Capitalism: How a Universal Fund Can Provide Influence and Income to All. From 2000 to 2008, Ms. Belinfanti was a corporate attorney at the law firm of Cleary Gottlieb Steen & Hamilton LLP, where she counseled domestic and international clients on general corporate and U.S. securities regulation matters, and was co-editor of the securities law treatise, U.S. Regulation of the International Securities and Derivatives Market. In 2015, Ms. Belinfanti co-founded the Ethical Shareholder Initiative, a nonprofit that seeks to revolutionize share voting to create a more sustainable corporate system. She also serves as a Board Trustee of the Brooklyn Museum and St. Ann's School, and she has served on various professional committees such as the New York City Bar Securities Regulation Committee.

Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes). He served as a Board member of the Fund until August 2021, and as an emeritus Board member until October 25, 2021. He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Nominees' and Continuing Directors' Ownership of Fund Shares. The table below indicates the dollar range of the Nominees' and the Continuing Directors' ownership of shares of the Fund's Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2021.

Name of Continuing Director or Nominee	Fund Common Stock	Aggregate Holdings of Funds in the BNY Mellon Family of Funds
Francine J. Bovich	None	$50,001 – $100,000
J. Charles Cardona*	None	Over $100,000
Joseph S. DiMartino	None	Over $100,000
Andrew J. Donohue	None	Over $100,000
Isabel P. Dunst	None	Over $100,000
Nathan Leventhal*	None	Over $100,000
Robin A. Melvin*	None	$50,001 – $100,000
Roslyn M. Watson	None	$10,001 – $50,000
Benaree Pratt Wiley	None	$50,001 – $100,000

_________________
* Nominee.

As of December 31, 2021, none of the Nominees or the Continuing Directors or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

PERTAINING TO THE BOARD

• The Fund held five Board meetings, six Audit Committee meetings, three Nominating Committee meetings and one Compensation Committee meeting during the last fiscal year. The Litigation Committee and Pricing Committee did not meet during the last fiscal year.

• The Fund does not have a formal policy regarding Directors' attendance at annual meetings of stockholders. Directors did not attend last year's annual meeting of stockholders.

• All Continuing Directors and Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

Compensation Table. The amount of compensation paid by the Fund to each Continuing Director, advisory Board member and emeritus Board member for the fiscal year ended September 30, 2021, and the aggregate amount of compensation paid to each Continuing Director, advisory Board member and emeritus Board member by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which such person was a Board member, advisory board member or emeritus Board member during 2021, was as follows:*

Name of Director	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Director(**)

Continuing Directors

Francine J. Bovich	$8,361	$650,620 (66)
Joseph S. DiMartino	$9,521	$1,850,000 (109)
Andrew J. Donohue	$8,361	$489,967(52)
Isabel P. Dunst	$8,321	$257,500 (30)
Roslyn M. Watson	$8,300	$427,500 (52)
Benaree Pratt Wiley	$8,361	$668,261 (70)
Advisory Board Members
Tamara Belinfanti	$160	$93,522 (30)
Gordon J. Davis***	$4,747	$377,924 (48)
Emeritus Board Members
Clifford L. Alexander	$749	$165,000 (44)

Whitney I. Gerard	$674	$82,500 (30)
George L. Perry	$749	$90,000 (30)

____________________

* Amounts shown do not include expenses reimbursed to Directors for attending Board meetings. They also do not include the costs of office space and related parking, office supplies and secretarial services, which also are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets). In 2021, the amount paid by the Fund was approximately $160. Each emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became emeritus and a per meeting attended fee of one-half the amount paid to Directors. In addition, each advisory Board member is entitled to receive compensation for attending Board meetings in an advisory role. The Fund's emeritus program was discontinued for current Directors in November 2021.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which such persons served as Board members, advisory Board members or emeritus Board members in 2021.

*** Mr. Davis became an advisory Board member on October 26, 2021. From August 7, 2021 to October 25, 2021, Mr. Davis was an emeritus Board member. Prior to August 7, 2021, Mr. Davis served as a Class I Director of the Fund. The amounts shown reflect compensation received by Mr. Davis during the fiscal year ended September 30, 2021.

PART II

Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until the officer's successor is elected and has qualified.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[1]	44

Vice President and Director of the Investment Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Investment Adviser.

JAMES WINDELS Treasurer (2012)	64

Vice President of the Investment Adviser since September 2020; and Director – BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 130 portfolio) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[2]	54

Chief Legal Officer of the Investment Adviser and Associate General Counsel of The Bank of New York Mellon Corporation since July 2021; Senior Managing Counsel of The Bank of New York Mellon Corporation from December 2020 to July 2021; and Managing Counsel of The Bank of New York Mellon Corporation from March 2009 to December 2020. He is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JAMES BITETTO Vice President and Secretary (2012)[3]	56

Senior Managing Counsel of The Bank of New York Mellon Corporation since December 2019; Managing Counsel of The Bank of New York Mellon Corporation from April 2014 to December 2019; and Secretary of the Investment Adviser. He is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	31

Managing Counsel of The Bank of New York Mellon Corporation since December 2021; Counsel of The Bank of New York Mellon Corporation from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

SARAH S. KELLEHER Vice President and Assistant Secretary (2014)	47

Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of The Bank of New York Mellon Corporation since September 2021; Managing Counsel from December 2017 to September 2021; and Senior Counsel of The Bank of New York Mellon Corporation from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolio) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2012)	57

Senior Managing Counsel of The Bank of New York Mellon Corporation. He is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

AMANDA QUINN Vice President and Assistant Secretary (2020)	37

Counsel of The Bank of New York Mellon Corporation since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
NATALYA ZELENSKY Vice President and Assistant Secretary (2017)	37

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of The Bank of New York Mellon Corporation from December 2019 to August 2021; Counsel of The Bank of New York Mellon Corporation from May 2016 to December 2019; and Assistant Secretary of the Investment Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

DANIEL GOLDSTEIN Vice President (2022)	53

Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
JOSEPH MARTELLA Vice President (2022)	46

Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010.

GAVIN C. REILLY Assistant Treasurer (2012)	54	Tax Manager – BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SALVIOLO Assistant Treasurer (2012)	55

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2012)	55

Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
JOSEPH W. CONNOLLY Chief Compliance Officer (2012)	65

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Investment Adviser.

____________________
1 President since 2021; previously, Vice President.
2 Chief Legal Officer since July 2021.
3 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

PART III

Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 13, 2022 by the Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund's outstanding shares.

As of April 13, 2022, the Nominees, Continuing Directors and officers of the Fund, as a group, beneficially owned less than 1% of the Fund's Common Stock or APS.

To the Fund's knowledge, based on filings made pursuant to Section 13 of the Exchange Act, as of April 13, 2022, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,969,102	14.30%
APS	UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	825	68.24%
APS	Bank of America Corporation** Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	195	16.13%

* These entities share voting and dispositive power with respect to the share amount and percentage shown.

** Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to 195 shares through one of its wholly-owned subsidiaries, Bank of America N.A.

As of April 13, 2022, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, held of record 97.57% of the outstanding shares of Common Stock and 100% of the outstanding shares of APS.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's Common Stock or APS, and certain additional persons are required to report their transactions in the Fund's Common Stock or APS to the SEC and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended September 30, 2021, all filing requirements applicable to such persons were complied with except that Form 3s were not filed on a timely basis for Tamara Belinfanti, who became an Advisory Board Member of the Fund on September 16, 2021, and for the Investment Adviser and Sub-adviser. Form 3s were filed on September 28, 2021, October 12, 2021 and January 24, 2022 reflecting that Ms. Belinfanti, the Investment Adviser and the Sub-adviser, respectively, did not own any Common Stock or APS.

EXHIBIT B

THE BNY MELLON FAMILY OF FUNDS
BNY MELLON FUNDS TRUST

Nominating Committee Charter and Procedures

ORGANIZATION

The Nominating Committee (the "Committee") of each fund in the BNY Mellon Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund and as Advisory Board Members (as defined below) of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

• the character and integrity of the person;

• whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her service on the Board;

• whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

• whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

• the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors and Advisory Board Members, the Committee may consider nominees for Independent Director recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify and/or conduct a background check with respect to Independent Director and/or Advisory Board Member candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Fund to pay the compensation of any search firm or other consultant engaged by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

ADVISORY BOARD MEMBERS

The Committee may from time to time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members"). An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Director (subject to the Committee's evaluation of the factors set forth above for consideration of potential Director nominees) and does not otherwise serve the Fund in any other capacity. An Advisory Board Member shall not have voting rights with respect to matters pertaining to the Fund. Any Advisory Board Member shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Board Member subsequently may be appointed as an Independent Director, or nominated and elected as an Independent Director, at which time he or she shall cease to be an Advisory Board Member. Any Advisory Board Member may resign at any time.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE
BNY Mellon Municipal Income, Inc.

November 22, 2021

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statement.

The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund, including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.

The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended September 30, 2021.

Francine J. Bovich, Audit Committee Chair
J. Charles Cardona, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Andrew J. Donohue, Audit Committee Member
Isabel P. Dunst, Audit Committee Member
Nathan Leventhal, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0424-PROXY-22

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

BNY MELLON MUNICIPAL INCOME, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2022

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Municipal Income, Inc. (the “Fund”) hereby appoints James Bitetto and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 13, 2022, at the Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.meetnow.global/MPRYJX4, on Thursday, June 16, 2022, at 10:30 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE TELEPHONE: 1-800-337-3503

BNY_32691_033021

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to be held virtually on June 16, 2022.

The Proxy Statement, a copy of the Fund's most recent Annual Report to Stockholders and

Proxy Card for this meeting are available at:

https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal — The Board of Directors recommends a vote "FOR" the following nominees.

1. Election of Directors:

Class II 01. J. Charles Cardona 02. Robin A. Melvin

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BNY 32691 xxxxxxxx

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

BNY MELLON MUNICIPAL INCOME, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2022

AUCTION PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Municipal Income, Inc. (the “Fund”) hereby appoints James Bitetto and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 13, 2022, at the Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.meetnow.global/MPRYJX4, on Thursday, June 16, 2022, at 10:30 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BNY_32691_040122_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to be held virtually on June 16, 2022.

The Proxy Statement, a copy of the Fund's most recent Annual Report to Stockholders and

Proxy Card for this meeting are available at:

https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal — The Board of Directors recommends a vote "FOR" the following nominees.

1. Election of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class II 01. J. Charles Cardona 02. Robin A. Melvin 03. Nathan Leventhal	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BNY2 32691 xxxxxxxx